UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09261

Foxby Corp.
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices)     (Zipcode)

John F. Ramírez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:    1-212-480-6432

Date of fiscal year end: 12/31

Date of reporting period: 1/1/12 - 6/30/12

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSRS and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

TOP TEN HOLDINGS
AT JUNE 30, 2012

1.	Apple Inc.	6.	Google Inc.
2.	Amazon.com, Inc.	7.	McDonald’s Corp.
3.	The Home Depot, Inc.	8.	Wal-Mart Stores, Inc.
4.	Franklin Resources, Inc.	9.	The Procter & Gamble Company
5.	Berkshire Hathaway, Inc., Class B	10.	United Parcel Service, Inc.

TOP TEN INDUSTRIES
AT JUNE 30, 2012

1.	Electronic Computers	6.	Fire, Marine & Casualty Insurance
2.	Retail - Catalog & Mail Order Houses	7.	Information Retrieval Services
3.	Retail - Lumber & Other Building Materials Dealers	8.	Retail - Eating Places
4.	Investment Advice	9.	Retail - Variety Stores
5.	Petroleum Refining	10.	Soap, Detergents, Cleaning
			Preparations, Perfumes, Cosmetics

Top ten holdings comprise approximately 75% of total assets. Portfolio holdings are subject to change. This portfolio information should not be considered as a recommendation to purchase or sell a particular security.

FOXBY CORP.	Ticker:	FXBY
11 Hanover Square, New York, NY 10005
www.FoxbyCorp.com

July 31, 2012

Dear Fellow Shareholders:

   It is a pleasure to submit this Foxby Corp. 2012 Semi-Annual Report for shareholders and to welcome our new Foxby Corp. shareholders who find the Fund’s flexible total return investment approach attractive. As a closed end fund seeking total return, the Fund may invest in equity and fixed income securities of both new and seasoned U.S. and foreign issuers, including securities convertible into common stock and debt securities, closed end funds, and mutual funds. The Fund uses a flexible strategy in the selection of securities and is not limited by the issuer’s location, industry, or market capitalization. The Fund may employ aggressive and speculative investment techniques, such as selling securities short, employing futures and options, derivatives, and borrowing money for investment purposes, an approach known as "leverage.” A potential benefit of its closed end structure, the Fund may invest without limit in illiquid investments such as private placements and private companies. The Fund may also invest defensively in high grade money market instruments.

Economic and Market Report

According to the U.S. Federal Reserve, midway through the 2012 year economic activity in the United States was expanding at a somewhat more modest pace than earlier in the year. U.S. real gross domestic product increased at an annual rate of 1.9% in the first quarter of 2012, down from a 3% rate in the fourth quarter of 2011. Likewise, improvements in labor market conditions slowed since the beginning of the year, and the unemployment rate remained elevated at 8.2%. Consumer price inflation rates declined steadily in the first half, from approximately 2.9% in January to a 1.7% rate in June, primarily reflecting reductions in the prices of crude oil and gasoline.  In the view of the Federal Reserve, measures of long run inflation expectations continued to be stable.

Total Return Strategy

In view of these mildly declining economic conditions, the Fund’s strategy in the first half of 2012 was to maintain its focus on large, quality companies in concentrated, individual positions. At June 30, 2012, the Fund’s portfolio consisted of 24 securities of 22 entities, and the top ten holdings comprised approximately 75% of total assets. Apple Inc., by itself, constituted approximately 23% of total assets. No additions to or sales from the portfolio were made over the period as the Fund sought to keep its cash position less than 5% of net assets.  Currently, the Fund’s holdings include some of the largest and best known U.S. companies in the technology, investment management, insurance, and retail industries.  As the Fund pursues its total return objective through its flexible investment approach, these holdings and allocations are subject to substantial change at any time.

The Fund’s strategy resulted in a net asset value total return in the six months of 14.15% with a market return for the Fund’s shares of 23.39%, as the market price discount to net asset value diminished over the period, as compared to a 9.49% return for the Standard & Poor’s 500 index. Our current view of financial conditions continues to suggest that the Fund may benefit during the remainder of 2012 from its flexible portfolio approach, investing opportunistically in a variety of markets, and employing aggressive and speculative investment techniques as deemed appropriate.

Fund Portfolio Management Changes

I am sad to announce that my father, Bassett S. Winmill, Chairman and portfolio manager of the Fund, died on May 15, 2012 at the age of 82. A member of the New York Society of Security Analysts, the Association for Investment Management and Research, and the International Society of Financial Analysts, he expected management focus, long term financial results reflecting a prudent use of capital, and clear accounting. He will be greatly missed.

The Investment Policy Committee of CEF Advisers, Inc., the Fund’s Investment Manager, has assumed portfolio management of the Fund. The Committee is currently comprised of Thomas B. Winmill as Chairman, Mark C. Winmill as Chief Investment Strategist, John F. Ramirez as Director of Fixed Income, and Irene K. Kawczynski as Vice President-Trading.

We thank you for investing in the Fund and share your enthusiasm for its potential, as evidenced by the fact that affiliates of the Fund’s Investment Manager own approximately 24% of the Fund’s shares. We look forward to serving your investment needs over the years ahead.

Sincerely,
Thomas B. Winmill
Chairman, Investment Policy Committee

SCHEDULE OF PORTFOLIO INVESTMENTS - (UNAUDITED)
JUNE 30, 2012

Shares		Cost	Value
	COMMON STOCKS (97.17%)
	Electronic Computers (23.09%)
2,100	Apple Inc.	$430,978	$1,226,400

	Fire, Marine & Casualty Insurance (5.49%)
3,500	Berkshire Hathaway, Inc., Class B (a)	296,368	291,655

	Gold & Silver Ores (0.10%)
13,243	Rockwell Diamonds Inc. (a)	374,646	5,456

	Information Retrieval Services (5.46%)
500	Google Inc. (a)	231,910	290,035

	Investment Advice (6.27%)
3,000	Franklin Resources, Inc.	303,381	332,970

	National Commercial Banks (3.78%)
6,000	Wells Fargo & Company	163,265	200,640

	Operative Builders (2.80%)
5,000	Toll Brothers, Inc. (a)	116,698	148,650

	Petroleum Refining (5.82%)
900	Chevron Corp.	90,629	94,950
2,500	Exxon Mobil Corp.	171,549	213,925
		262,178	308,875
	Retail - Catalog & Mail Order Houses (8.60%)
2,000	Amazon.com, Inc. (a)	170,440	456,700

	Retail - Consulting & Investment (0%)
72,728	Amerivon Holdings LLC (a) (b)	0	0

	Retail - Eating Places (5.00%)
3,000	McDonald’s Corp.	167,748	265,590

	Retail - Lumber & Other Building Materials Dealers (6.98%)
7,000	The Home Depot, Inc.	191,873	370,930

	Retail - Variety Stores (4.99%)
3,800	Wal-Mart Stores, Inc.	196,260	264,936

	Security Brokers, Dealers & Flotation Companies (2.90%)
1,000	The Goldman Sachs Group, Inc.	184,940	95,860
4,000	Morgan Stanley	120,560	58,360
		305,500	154,220

SCHEDULE OF PORTFOLIO INVESTMENTS - (UNAUDITED)

Shares		Cost	Value
	COMMON STOCKS (continued)
	Services - Prepackaged Software (3.46%)
6,000	Microsoft Corp.	$141,020	$183,540

	Smelting (0%)
82,111	China Silicon Corporation (a) (b)	56,882	0

	Soap, Detergents, Cleaning Preparations, Perfumes,
	Cosmetics (4.61%)
4,000	The Procter & Gamble Company	234,390	245,000

	Surgical & Medical Instruments & Apparatus (3.37%)
2,000	3M Company	185,130	179,200

	Trucking & Courier Services (4.45%)
3,000	United Parcel Service, Inc.	221,388	236,280
	Total common stocks	4,050,055	5,161,077

	PREFERRED STOCKS (1.53%)
	Retail - Consulting & Investment (1.53%)
169,851	Amerivon Holdings LLC (a) (b)	467,086	81,528

	Smelting (0%)
945	China Silicon Corporation (a) (b)	177,282	0
	Total preferred stocks	644,368	81,528

	MONEY MARKET FUND (2.24%)
118,791	SSgA Money Market Fund, 7 day annualized yield 0.01%	118,791	118,791

	Total investments (100.94%)	$4,813,214	5,361,396

	Liabilities in excess of other assets (-0.94%)		(50,046)

	Net assets (100.00%)		$5,311,350

(a)	Non-income producing.
(b)	Illiquid and/or restricted security that has been fair valued.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2012 (Unaudited)

ASSETS
Investments at value (cost: $4,813,214)	$5,361,396
Dividends receivable	811
Other assets	340
Total assets	5,362,547

LIABILITIES
Payables
Accrued expenses	47,772
Investment management fee	2,020
Administrative services	1,405
Total liabilities	51,197

NET ASSETS	$5,311,350

NET ASSET VALUE PER SHARE
(applicable to 2,610,050 shares outstanding: 500,000,000 shares of $.01 par value authorized)	$2.03

NET ASSETS CONSIST OF
Paid in capital	$8,010,712
Accumulated net investment loss	(17,759)
Accumulated net realized loss on Investments	(3,229,785)
Net unrealized appreciation on investments	548,182
$5,311,350

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2012 (Unaudited)

INVESTMENT INCOME
Dividends	$60,189
Income from securities loaned	558
Total investment income	60,747

EXPENSES
Shareholder communications	15,336
Investment management	12,865
Bookkeeping and pricing	11,280
Auditing	9,100
Legal	9,100
Administrative services	3,480
Other	2,562
Directors	2,460
Transfer agent	1,820
Total expenses	68,003
Net investment loss	(7,256)

REALIZED AND UNREALIZED GAIN (LOSS)
Unrealized appreciation on investments	683,448
Net increase in net assets resulting from operations	$676,192

STATEMENTS OF CHANGES IN NET ASSETS
(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
OPERATIONS
Net investment income (loss)	$(7,256)	$15,598
Net realized loss	--	(220,369)
Unrealized appreciation	683,448	374,752
Net increase in net assets resulting from operations	676,192	169,981

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(26,101)	--

Total increase in net assets	650,091	169,981

NET ASSETS
Beginning of period	4,661,259	4,491,278

End of period	$5,311,350	$4,661,259

(b) End of period net assets include undistributed net investment income (loss)	$(7,256)	$15,598

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2012

1.     Organization and Significant Accounting Policies

Foxby Corp., a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified, closed end management investment company whose shares are quoted over the counter under the ticker symbol FXBY. The Fund’s non-fundamental investment objective is total return which it may seek from growth of capital and from income in any security type and in any industry sector. The Fund retains CEF Advisers, Inc. as its Investment Manager.

On May 15, 2012, Bassett S. Winmill, the Fund’s portfolio manager and the owner of 100% of the voting stock (the “voting stock”) of Winmill & Co. Incorporated (“Winco”), the parent company of the Investment Manager, passed away.  In connection with his death, Mr. Winmill’s ownership interest in the voting stock, among other assets, was transferred (the “Transfer”) to a trust, the Winmill Family Trust (the “Trust”).  The Winmill Family Trust owns all of the voting stock of Winco.  Pursuant to the trust agreement governing the Trust (“Trust Agreement”) Thomas B. Winmill and Mark C. Winmill, Bassett S. Winmill’s sons, were designated individual trustees of the Trust with sole authority to vote the voting stock on behalf of the Trust.

The Transfer has been treated as constituting a “change in control” of the Investment Manager under the Act and thus resulted in the assignment and termination of the prior management agreement between the Fund and the Investment Manager (the “Prior Management Agreement”).  To avoid interruption of management services to the Fund, at a meeting held on May 25, 2012, the Fund’s Board of Directors (the “Board”), including a majority of the Directors of the Fund who are not interested persons (as defined under the Act) of the Fund or the Investment Manager or its affiliates (the “Independent Directors”) approved an interim investment management agreement with the Investment Manager (the “Interim Management Agreement”).  The Investment Manager is currently managing the Fund pursuant to the Interim Management Agreement which, pursuant to the rules under the Act, allows the Investment Manager to continue performing investment management services for the Fund for a maximum of 150 days following termination of the Prior Management Agreement.  The Interim Management Agreement is identical to the Prior Management Agreement except with respect to certain provisions required by law regarding effectiveness, duration, and termination.  The Fund pays the same fees under the Interim Management Agreement as it paid under the Prior Management Agreement.  The Act requires that advisory agreements, other than certain interim agreements, be approved by a vote of a majority of the outstanding shares of a fund.  To satisfy this requirement, the Board is now soliciting shareholder approval of a new management agreement prior to the expiration of the 150-day duration of the Interim Management Agreement on October 12, 2012.

The following is a summary of the Fund’s significant accounting policies

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Certain of the securities in which the Fund may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services.  Open end investment companies are valued at their net asset value.  Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established or approved by the Fund’s Board of Directors, called fair value pricing.  Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed.  These differences in valuation could be mate-rial. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2012

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Short Sales – The Fund may sell a security short it does not own in anticipation of a decline in the market value of the security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale.  The Fund is liable for any dividends or interest paid on securities sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.  Securities sold short result in off balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of a sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Derivatives – The Fund may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of their portfolio holdings or to generate potential gain. Derivatives are financial instruments that derive their values from other securities or commodities, or that are based on indices. Derivative instruments are marked to market with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements.

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies (the “Acquired Funds”) in accordance with the Act and related rules.  Shareholders in the Fund bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Fund’s expenses.  Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds. The fees and expenses of the Acquired Funds are reflected in the Fund’s total returns.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed).  Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Dividend income is recorded on the ex-dividend date or in the case of certain foreign securities, as soon as practicable after the Fund is notified.  Interest income is recorded on the accrual basis.  Taxes withheld on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed by the Investment Manager to have been incurred solely by the Fund are charged to the Fund. Expenses deemed by the Investment Manager to have been incurred jointly by the Fund and one or more of the investment companies for which the Investment Manager or its affiliates serve as investment manager and an internally managed investment company with substantially similar officers and/or directors (the “Fund Complex”) or other entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

Expense Reduction Arrangement – Through arrangements with the Fund’s custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. No credits were realized by the Fund during the periods covered by this report.

Distributions to Shareholders – Distributions to shareholders, if any, are determined in accordance with income tax regulations and recorded on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2012

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code (the “IRC”) and to distribute to its shareholders substantially all of its taxable income and net realized gains.  Foreign securities held by the Fund may be subject to foreign taxation.  Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2009 – 2011) or expected to be taken in the Fund’s 2012 tax returns.

Use of Estimates – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”), management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Recent Accounting Standards Update – In December 2011, FASB issued ASU 2011-11 “Disclosures about Offsetting Assets and Liabilities.” The amendments in ASU 2011-11 will require the Fund to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 requires retrospective application for all comparative periods presented. The Fund is evaluating ASU 2011-11 and the impact it may have on its financial statement disclosures.

2.      Fees and Transactions with Related Parties

The Fund has retained the Investment Manager pursuant to the Interim Management Agreement effective May 15, 2012. Under the terms of the Interim Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of ½ of 1%.

Pursuant to the Interim Management Agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the six months ended June 30, 2012, the Fund incurred total administrative costs of $3,480, comprised of $2,730 and $750 for compliance and accounting services, respectively.

Certain officers and directors of the Fund are officers and managers of the Investment Manager.

As of June 30, 2012, an affiliate of the Investment Manager owned approximately 24% of the Fund’s outstanding shares.

3.      Distributions to Shareholders and Distributable Earnings

The Fund paid a distribution in the amount of  $26,101 for the six months ended June 30, 2012. The classification of this distribution for federal income tax purposes will be determined after the Fund’s fiscal year ending December 31, 2012.

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$15,598
Capital loss carryover	(3,004,784)
Post-October capital losses	(225,001)
Unrealized depreciation	(135,266)
$(3,349,453)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2012

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

Capital loss carryovers are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryovers actually available for the Fund to utilize under the IRC and related regulations.

Under the IRC, capital losses incurred in taxable years beginning after December 22, 2010, are allowed to be carried forward indefinitely and retain the character of the original loss. The Fund has a net capital loss carryover as of December 31, 2011 of $3,225,153, of which $220,369 may be carried forward indefinitely, $211,845,  $1,033,623, $964,048, and $795,268 expires in 2013, 2016, 2017, and 2018, respectively.

4.     Value Measurements

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•     Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.
•     Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default  rates, and similar data.
•     Level 3 – unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, for the security, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Equity securities traded on a national securities exchange or market are stated normally at the official closing price, last sale price or, if no sale has occurred, most recent last sale or the closing bid price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Preferred stock and other equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Fund's Board of Directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2012

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s assets carried at fair value. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

	Level 1	Level 2	Level 3	Total
Assets
Investments, at value
Common stocks
Electronic Computers	$1,226,400	$--	$--	$1,226,400
Fire, Marine & Casualty Insurance	291,655	--	--	291,655
Gold & Silver Ores	--	5,456	--	5.456
Information Retrieval Services	290,035	--	--	290,035
Investment Advice	332,970	--	--	332,970
National Commercial Banks	200,640	--	--	200,640
Operative Builders	148,650	--	--	148,650
Petroleum Refining	308,875	--	--	308,875
Retail - Catalog & Mail Order Houses	456,700	--	--	456,700
Retail - Consulting and Investment	--	--	0	0
Retail - Eating Places	265,590	--	--	265,590
Retail - Lumber & Other Building Materials
Dealers	370,930	--	--	370,930
Retail - Variety Stores	264,936	--	--	264,936
Security Brokers, Dealers & Flotation Companies	154,220	--	--	154,220
Services - Prepackaged Software	183,540	--	--	183,540
Smelting	--	--	0	0
Soap, Detergents, Cleaning Preparations,
Perfumes, Cosmetics	245,000	--	--	245,000
Surgical & Medical Instruments & Apparatus	179,200	--	_	179,200
Trucking & Courier Services	236,280	--	--	236,280
Preferred stocks
Retail - Consulting & Investment	--	--	81,528	81,528
Smelting	--	--	0	0
Money market fund	118,791	--	--	118,791
Total investments, at value	$5,274,412	$5,456	$81,528	$5,361,396

The value of securities that transferred from level 1 on December 31, 2011 to level 2 on June 30, 2012 was $5,456. The transfer was the result of no market activity in the security on the valuation date.  The security may transfer back to level 1 if there are market trades on a subsequent valuation date.  The value was based on the most recent last sale of the security.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2012
The following is a reconciliation of level 3 investments for which significant unobservable inputs were used to determine fair value including securities valued at zero:

	Common Stocks	Preferred Stocks	Total
Balance at December 31, 2011	$0	$114,662	$114,662
Payment in-kind dividends	--	8,441	8,441
Change in unrealized depreciation	0	(41,575)	(41,575)
Balance at June 30, 2012	$0	$81,528	$81,528
Net change in unrealized depreciation attributable
to assets still held as level 3 at June 30, 2012	$0	$(41,575)	$(41,575)

There were no transfers into or out of level 3 assets during the period. Unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

The Investment Manager under the direction of the Fund’s Board of Directors considers various valuation approaches for valuing securities categorized within level 3 of the fair value hierarchy. The factors used in determining  the value of the Fund’s private investments may include, but are not limited to, the discounts applied to the selection of comparable investments due to the private nature of the investment; the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market in which the security is purchased and sold. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value holdings is subsequently reported to the Fund’s Board of Directors.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized as level 3 as of June 30, 2012:

	Fair Value June 30, 2012	Valuation Technique	Unobservable Input	Amount
Common stocks
Retail - Consulting and Investment	$0	Value of book equity per share	Discount rate due to lack of marketability	100%
Smelting	$0	Assessment of arbitration out-come	Discount rate due to lack of marketability and predictability	100%
Preferred stocks
Retail - Consulting and Investment	$81,528	Value of book equity per share	Discount rate due to lack of marketability	83%
Smelting	$0	Assessment of arbitration out-come	Discount rate due to lack of marketability and predictability	100%

5. Investment Transactions

Purchases and proceeds from sales of investment securities, excluding short term securities, aggregated $8,441 and $0, respectively, for the six months ended June 30, 2012. As of June 30, 2012, for federal income tax purposes the aggregate cost of securities was $4,813,214 and net unrealized appreciation was $548,182, comprised of gross unrealized appreciation of $1,699,017 and gross unrealized depreciation of $1,150,835.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2012
6. Illiquid and Restricted Securities

The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be considered illiquid and/or restricted.  Such securities have been valued using fair value pricing.  Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material.  Illiquid and/or restricted securities owned at June 30, 2012 were as follows:

Security	Acquisition Date	Cost	Value
Amerivon Holdings LLC preferred shares	2007-2012	$467,086	$81,528
Amerivon Holdings LLC common equity units	2007-2012	0	0
China Silicon Corp. preferred shares	7/18/07	177,282	0
China Silicon Corp. common shares	2008-2010	56,882	0
		$701,250	$81,528
Percent of net assets		13%	2%

7. Borrowing and Securities Lending

Effective March 29, 2012, the Fund entered into a Committed Facility Agreement (the “CFA”) with BNP Paribas Prime Brokerage, Inc. (“BNP”), which allows the Fund to adjust its credit facility amount up to $2,500,000, and a Lending Agreement, as defined below. Borrowings under the CFA are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest is charged at the 1 month LIBOR (London Inter-bank Offered Rate) plus 0.95% on the amount borrowed and 0.50% on the undrawn balance.

The Lending Agreement provides that BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the CFA.  BNP may re-register the Lent Securities in its own name or in another name other than the Fund and may pledge, re-pledge, sell, lend, or otherwise transfer or use the Lent Securities with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. BNP must remit payment to the Fund equal to the amount of all dividends, interest, or other distributions earned or made by the Lent Securities.

Under the Lending Agreement, Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the CFA (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair value of such Lent Securities against the Current Borrowings. As of June 30, 2012, there were no Lent Securities.

Prior to March 29, 2012, the Fund and the other Funds in the Fund Complex (the “Borrowers”) had a committed secured line of credit facility with a bank in aggregate of $30,000,000.  The borrowing of each Borrower was collateralized by the underlying investments of such Borrower, the bank made revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower, the least of 30% of the total net assets (as defined in the line of credit facility) of a Borrower, the maximum amount permitted pursuant to each Borrower’s investment policies, or as permitted under the Act. The commitment fee on this facility was 0.15% per annum and all loans under this facility were available at the Borrower’s option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 1.10% per annum.

During the six months ended June 30, 2012, the Fund did not borrow under the CFA or the credit facility.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2012

8. Foreign Securities Risk

Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities.  Moreover, securities in foreign issuers and markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

9. Capital Stock

As of June 30, 2012, there were 2,610,050 shares of $.01 par value common stock outstanding and 500,000,000 shares authorized. There were no transactions in capital stock during the six month and one year periods ended June 30, 2012 and December 31, 2011, respectively.  As of June 30, 2012, an affiliate of the Investment Manager owned approximately 24% of the Fund’s outstanding common stock.

10. Share Repurchase Program

In accordance with Section 23(c) of the Act, the Fund may from time to time repurchase its shares in the open market at the discretion of and upon such terms as the Board of Directors shall determine.  During the six month and one year periods ended June 30, 2012 and December 31, 2011, respectively, the Fund did not repurchase any of its shares.

11. Contingencies

The Fund indemnifies its officers and directors from certain liabilities that might arise from their performance of their duties for the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

12. Other Information

The Fund may at times raise cash for investment by issuing shares through one or more offerings, including rights offerings. Proceeds from any such offerings will be invested in accordance with the investment objective and policies of the Fund.

13. Subsequent Events

The Fund has evaluated subsequent events through the date the financial statements were issued and has determined that no subsequent events have occurred that require additional disclosure in the financial statements.

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Six Months Ended		Year Ended December 31,
	June 30, 2012		2011	2010	2009	2008	2007

Per Share Operating Performance
(for a share outstanding throughout
each period)
Net asset value, beginning of period	$1.79		$1.72	$1.65	$1.26	$3.43	$2.90
Income from investment operations:
Net investment income (loss) (1)	–	(2)	.01	(.01)	– (2)	(.04)	(.06)
Net realized and unrealized gain (loss)
on investments	.25		.06	.08	.39	(2.13)	.61
Total from investment operations	.25		.07	.07	.39	(2.17)	.55
Less distributions:
Dividends from net investment income	(.01)		–	–	–	–	(.02)
Net asset value, end of period	$2.03		$1.79	$1.72	$1.65	$1.26	$3.43
Market value, end of period	$1.52		$1.24	$1.10	$1.02	$.55	$2.96
Total Return (3)
Based on net asset value	14.15%		4.07%	4.24%	30.95%	(63.27)%	19.09%
Based on market price	23.39%		12.73%	7.84%	85.45%	(81.42)%	23.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,311		$4,661	$4,491	$4,302	$3,297	$8,947
Ratio of total expenses to average net assets	2.63	%*	2.03%	2.28%	2.61%	3.76%	2.77%
Ratio of net expenses to average net assets	2.63	%*	2.03%	2.28%	2.61%	3.76%	2.77%
Ratio of net expenses excluding loan
interest and fees to average net assets	2.62	%*	2.03%	2.25%	2.56%	3.35%	2.18%
Ratio of net investment income (loss) to
average net assets	(0.28	)%*	0.34%	(0.41)%	0.09%	(1.71)%	(1.78)%
Portfolio turnover rate	0%		11.41%	4.49%	85.91%	78.13%	69.86%

(1)	The per share amounts were calculated using the average number of common shares outstanding during the period.

(2)	The amount of net investment income (loss) was less than $.005 per share.

(3)
Total return on a market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan if in effect or, if there is no plan in effect, at the lower of the per share net asset value or the closing market price of the Fund’s shares on the dividend/distribution date. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The calculation does not reflect brokerage commissions, if any.

*	Annualized.

The additional information below and on the following pages is supplemental and not part of the unaudited financial statements of the Fund.

BOARD OF DIRECTORS’ APPROVAL OF THE PRIOR AND NEW MANAGEMENT AGREEMENTS

As previously discussed, on May 15, 2012, the Prior Management Agreement between the Fund and the Investment Manager was deemed to have been assigned resulting in its automatic termination. The Board approved the Interim Management Agreement effective as of such date under which the Fund continues to be managed by the Investment Manager until the earlier of October 12, 2012 or the approval of the New Management Agreement between the Fund and Midas Management Corporation (“Midas Management”) by the Fund’s shareholders. The Interim Management Agreement is substantially identical to the Prior Management Agreement (with the exception of different effective and termination dates) and did not result in changes in the management of the Fund, its investment objective, fees, or services provided. The New Management Agreement is expected to be submitted for shareholder approval at a special meeting of shareholders to be held on September 12, 2012.

Basis for Approval of Prior Management Agreement

In considering the annual approval of the Prior Management Agreement at the Board’s meeting held on March 6, 2012, the Board considered all relevant factors, including, among other things, information that had been provided at other Board meetings, as well as information furnished to the Board for its meeting. Such information included, among other things: information comparing the management fees of the Fund with a peer group of broadly comparable funds; as determined by an independent data service, information regarding the Fund’s investment performance in comparison to a relevant peer group of funds; as determined by an independent data service, the economic outlook and the general investment outlook in relevant investment markets; the Investment Manager’s results and financial condition and the overall organization of the Investment Manager; the allocation of brokerage and the benefits received by the Investment Manager as a result of brokerage allocation; the Investment Manager’s trading practices, including soft dollars; the Investment Manager’s management of relationships with custodians, transfer agents, pricing agents, brokers, and other service providers; the resources devoted to the Investment Manager’s compliance efforts undertaken on behalf of the Fund and the record of compliance with the compliance programs of the Fund, the Investment Manager, and its affiliates; the quality, nature, cost, and character of the administrative and other non-investment management services provided by the Investment Manager and its affiliates; the terms of the Prior Management Agreement; the Investment Manager’s gifts and entertainment log; and the reasonableness and appropriateness of the fee paid by the Fund for the services provided.  The Board concluded that the Investment Manager was using soft dollars for the benefit of the Fund and its shareholders.  The Board further concluded that the Investment Manager was using the Fund’s assets for the benefit of the Fund and its shareholders and was acting in the best interests of the Fund.

The Board also considered the nature, extent, and quality of the management services provided by the Investment Manager.  In so doing, the Board considered the Investment Manager’s management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience, and number of investment professionals and other personnel who provided services under the Prior Management Agreement.  The Board also took into account the time and attention to be devoted by management to the Fund. The Board evaluated the level of skill required to manage the Fund and concluded that the resources available at the Investment Manager were appropriate to fulfill effectively its duties on behalf of the Fund.  The Board noted that the Investment Manager has managed the Fund for many years and indicated its belief that a long-term relationship with capable, conscientious personnel is in the best interests of the Fund.

The Board received information concerning the investment philosophy and investment process applied by the Investment Manager in managing the Fund.  In this regard, the Board considered the Investment Manager’s in-house research capabilities as well as other resources available to the Investment Manager’s personnel, including research services that may be available to the Investment Manager as a result of securities transactions effected for the Fund.  The Board concluded that the Investment Manager’s investment process, research capabilities, and philosophy were well suited to the Fund, given the Fund’s investment objective and policies.  In its review of comparative information with respect to the Fund’s investment performance, the Board received information from an independent data service comparing the Fund’s performance to that of a peer group of investment companies pursuing broadly similar strategies.  After reviewing this information, the Board concluded that the Fund’s short-term performance was within a range that it deemed competitive.  The Board discussed with personnel of the Investment Manager the factors that contributed to the Fund’s performance over the certain periods and the steps that the Investment Manager had taken, or intended to take, to seek to improve the Fund’s long-term performance.

With respect to its review of the fee payable under the Prior Management Agreement, the Board considered information from an independent data service comparing the Fund’s management fee and expense ratio to those of a peer group of broadly comparable funds.  The Board considered the effective fee and the asset-weighted average, median or average of the management fees and expense ratios of the Fund’s peer group.  The Board concluded that the Fund’s management fee was materially below the averages of the Fund’s peer group of funds selected by an independent data provider.  In reviewing the information regarding the expense ratio of the Fund, the Board concluded that although the Fund’s expense ratio was higher relative to the Fund’s peer group, it was competitive with comparable funds in light of the quality of services received and the level of assets managed. The Board also evaluated any apparent or anticipated economies of scale in relation to the services the Investment Manager provides to the Fund.  The Board considered that the Fund is a closed end fund that does not continuously offer shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets.

In addition to the factors mentioned above, the Board considered the fiduciary duty assumed by the Investment Manager in connection with the services rendered to the Fund and the business reputation of the Investment Manager and its financial resources.  The Board also considered information regarding the character and amount of other incidental benefits received by the Investment Manager and its affiliates from their association with the Fund.  The Board concluded that potential “fall-out” benefits that the Investment Manager and its affiliates may receive, such as greater name recognition, affiliated brokerage commissions, or increased ability to obtain research services, appear to be reasonable and may, in some cases, benefit the Fund.  The Board also considered the profitability of the Investment Manager from its association with the Fund.  The Board concluded that in light of the services rendered, the profits realized by the Investment Manager are not unreasonable.

The Board considered all relevant factors and did not consider any single factor as controlling in determining whether or not to renew the Prior Management Agreement.  In assessing the information provided by the Investment Manager and its affiliates, the Board also noted that it was taking into consideration the benefits to shareholders of investing in a Fund that is part of a fund complex which provides a variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board, including all of the Independent Directors, concluded that the approval of the Prior Management Agreement, including the fee structure, is in the best interests of the Fund.

Basis for Approval of New Management Agreement

The New Management Agreement is between the Fund and Midas Management.  The change in the investment manager providing the services is for corporate administrative reasons only. Under the New Management Agreement, Midas Management would provide the same services to the Fund as it received from the Investment Manager under the Prior Management Agreement.

At meetings held on June 13, 2012 and August 2, 2012, the Board of Directors, including all of the Independent Directors, unanimously approved the New Management Agreement and unanimously determined to recommend that shareholders approve the New Management Agreement.

Consideration of the New Management Agreement occurred soon after the Board’s annual consideration of whether to renew the Prior Management Agreement, carried out at its March 6, 2012 meeting pursuant to Section 15(c) of the Act.  As discussed above, the Board, following careful review of materials submitted by management of the Investment Manager and a report from an independent data service, unanimously determined that the Prior Management Agreement was fair and reasonable and that its renewal would be in the best interests of the Fund.

In evaluating the proposed New Management Agreement, the Board noted that it had generally been satisfied with the nature, extent, and quality of the services provided to the Fund by the Investment Manager.  The Board considered the nature, extent, and quality of the services expected to be provided by Midas Management in light of the passing of Bassett Winmill and the Transfer.  In so doing, the Board considered Midas Management’s management capabilities, including information relating to the experience and qualifications of the personnel at Midas Management who would be responsible for providing services to the Fund.  The Board considered that Bassett Winmill had served as the portfolio manager of the Fund and the Chief Investment Strategist on the Investment Policy Committee (the “IPC”) of the Investment Manager and Midas Management.  The Board noted in this regard that the IPC, which has assumed portfolio management of the Fund, is currently comprised of Thomas Winmill as Chairman, Mark C. Winmill as Chief Investment Strategist, John F. Ramirez as Director of Fixed Income, and Irene Kawczynski as Vice President-Trading, and is well qualified to manage the Fund’s portfolio and provide day-today management of the Fund’s investments.  The Board took into account assurances from Midas Management that the members of the IPC had no current plans to change the investment philosophy or investment process applied by the Investment Manager in managing the Fund.  The Board also considered whether there were any proposed changes to the management structure, capitalization, staffing, or operations at Midas Management. The Board noted in this regard that Bassett Winmill had not been involved in the day-to-day administrative and financial operations of the Investment Manager or Midas Management.  The Board took into account assurances from Midas Management that the passing of Bassett Winmill and the Transfer were not expected to result in any changes that would materially adversely impact Midas Management’s ability to provide the same level and quality of services as was provided in the past by the Investment Manager.  The Board also considered the financial condition of Midas Management and concluded that it appeared to have the financial resources to fulfill its obligations under the New Management Agreement.

The Board considered the proposed increase in the management fee and the methodology for calculating the management fee.  With respect to the proposed management fee increase, the Board noted that the current management fee is materially below the average advisory/management fee of the Fund’s peer group of funds and that the proposed management fee was more comparable to the advisory/management fees of the Fund’s peer group of funds.  The Board noted that the report from the independent data service showed that the Fund’s contractual management fee was well below the average asset-weighted contractual management fee of funds classified in the nonleveraged closed-end growth classification, which was 0.969% at asset levels of $25 million.  With respect to a peer group of leveraged closed-end funds, the Board noted that the report from the independent data service showed a median contractual management fee of 1.00% at common assets levels of $25 million.  With respect to the proposal to expand the definition of assets used to calculate the management fee, the Board noted that Midas Management’s compensation should accurately reflect the full size and scope of the Fund’s portfolio. The Board observed that the use of such leverage may enhance the Fund’s returns, but it may also magnify potential losses.  The Board further observed that Midas Management would expend additional resources in managing the amounts borrowed and that leverage increased the complexity of the administrative responsibilities of the investment manager in connection with securing and monitoring such leverage.  The Board concluded that it was appropriate to compensate Midas Management for the effort and resources necessary to manage any leverage amounts.

In addition, in connection with its consideration of the New Management Agreement, the Board re-examined the factors it had taken into account in approving the Prior Management Agreement at its March 6, 2012 meeting including, among others: (1) the nature, extent, and quality of the services provided by the Investment Manager; (2) the performance of the Fund compared to its market index and a peer group of investment companies;  (3) the costs of the services provided and profits or losses realized by the Investment Manager and its affiliates from their relationship with the Fund;  (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In its deliberations, the Board did not identify any particular information that was determinative or controlling, and each Director may have attributed different weights to the various factors.

In unanimously approving and recommending the New Management Agreement, the Board, including all of the Independent Directors, concluded that the terms of the New Management Agreement are fair and reasonable and that approval of the New Management Agreement is in the best interests of the Fund.  In reaching this determination, the Board considered the following factors, among others:  (1) that Midas Management would provide the same services under the same standard of care under the New Management Agreement as the Investment Manager had provided under the Prior Management Agreement;  (2) the qualification of Midas Management, as well as the qualifications of its personnel, and Midas Management’s financial condition;  (3) the commitment of Midas Management to maintaining the investment philosophy and investment process applied by the Investment Manager in managing the Fund and the level and quality of Fund services;  (4) the performance of the Fund relative to comparable mutual funds and unmanaged indices;  (5) that while the performance of the Fund had lagged its peer group, management had discussed with the Board the factors contributing to Fund performance and the Board considered and accepted management’s presentation;  (6)  the fees and expense ratio of the Fund relative to comparable funds;  (7) that the management fee increase is fair and reasonable given that the current management fee is materially below the average advisory/management fee of the Fund’s peer group of funds;  (8) that the modification to the management fee calculation methodology was fair and reasonable because is appropriate to compensate the investment manager for the effort and resources necessary to manage any Fund assets attributable to borrowing;  and (9) that the expense ratio of the Fund, although higher relative to the Fund’s peer group, is competitive with comparable funds in light of the quality of services received and assets managed.

PROXY VOTING

The Fund’s Proxy Voting Guidelines, as well as its voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-344-6310, on the Securities and Exchange Commission (“SEC”) website at www.sec.gov, and on the Fund’s website at www.FoxbyCorp.com.

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available to shareholders on its website at www.FoxbyCorp.com.

FOXBYCORP.COM

Visit us on the web at www.FoxbyCorp.com.  The site provides information about the Fund including market performance, net asset value, dividends, press releases, and shareholder reports.  For further information, please email us at info@FoxbyCorp.com.

FUND INFORMATION

Investment Manager	Stock Transfer Agent and Registrar
CEF Advisers, Inc.	IST Shareholder Services
11 Hanover Square	433 S. Carlton Avenue
New York, NY 10005	Wheaton, IL 60187
www.cefadvisers.com	www.ilstk.com
1-212-480-6432	1-800-757-5755

Cautionary Note Regarding Forward Looking Statements - This report contains “forward looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its current expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; closed end fund industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

This report, including the financial statements he rein, is transmitted to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may in the future, purchase shares of its common stock in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchase.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Foxby Corp.

September 10, 2012	By: /s/ Thomas B. Winmill
Thomas B. Winmill
President

Foxby Corp.

September 10, 2012	By: /s/ Thomas O’Malley
Thomas O’Malley
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Foxby Corp.

September 10, 2012	By: /s/ Thomas B. Winmill
Thomas B. Winmill
President

Foxby Corp.

September 10, 2012	By: /s/ Thomas O’Malley
Thomas O’Malley
Chief Financial Officer